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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported):  November 20, 2006

                          IVIVI TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Charter)

         New Jersey          001-33088               22-2956711
      (State or Other      (Commission             (IRS Employer
      Jurisdiction of       File Number)         Identification No.)
       Incorporation)

               224-S Pegasus Avenue, Northvale, NJ        07647
            (Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code   (201) 784-8168

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01 Regulation FD Disclosure.

On November 20, 2006, ADM Tronics Unlimited, Inc. ("ADM Tronics"), the largest shareholder and former parent company of Ivivi Technologies, Inc. (the "Company"), filed a Quarterly Report on Form 10-QSB for its fiscal quarter ended September 30, 2006 (the "ADM Tronics Form 10-QSB") with the Securities and Exchange Commission (the "SEC"). ADM Tronics presents financial information in the ADM Tronics Form 10-QSB on a consolidated basis, which includes the operations of the Company, as well as the other subsidiaries of ADM Tronics, for such period. In particular, financial information relating to ADM Tronics' medical segment for the six-month and three-month periods ended September 30, 2006 is disclosed in the ADM Tronics Form 10-QSB, and a significant portion of such financial information with respect to such medical segment is attributable to the Company's operations. Because of the timing of the consummation of the Company's initial public offering, the Company's Quarterly Report on Form 10-QSB for its fiscal quarter ended September 30, 2006 is not required to be filed with the SEC until December 4, 2006 and the Company intends to file such report on or before December 4, 2006. As a result, the Company is hereby providing the financial information as disclosed in the ADM Tronics 10- QSB for the three and six month periods ended September 30, 2006 related to the medical segment of ADM Tronics. For the six month period ended September 30, 2006, revenues from external customers and segment loss (operating loss) for the medical segment were $634,854 and $2,340,003, respectively, as compared to $354,382 and $2,440,777, respectively, for the same period in 2005. For the three month period ended September 30, 2006, revenues from external customers and segment loss (operating loss) for the medical segment were $369,410 and $1,370,864, respectively, as compared to $313,814 and $1,261,267, respectively, in the same period in 2005. In addition, during the three and six month periods ended September 30, 2006, the Company incurred research and development expenses of $166,313 and $297,391, respectively. Although the Company's operations represent a significant portion of the results of the medical segment of ADM Tronics, the Company has not yet finalized its financial statements for such periods. The Company's actual operating results for such periods will be included in the Company's Quarterly Report on Form 10-QSB for its fiscal quarter ended September 30, 2006 to be filed with the SEC on or before December 4, 2006.


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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                             IVIVI TECHNOLOGIES, INC.

                             By: /s/David Saloff
                                 --------------------------------
                             Name: David Saloff
                             Title: President and Co-Chief
                                    Executive Officer


Date: November 20, 2006